Gateway North Ribbon Cutting in Lynn, Massachusetts

Lynn, MA - On June 26th, the AFL-CIO Housing Investment Trust (HIT) joined Massachusetts Governor Charlie Baker, Secretary of Housing and Development Jay Ash, Hub Holdings LLC of Boston, and the Neighborhood Development Associates of Lynn to celebrate the grand opening of the Gateway North Apartments. The development brings 71 units, 63 of which are affordable, to Lynn, MA. The project is located blocks from a commuter line that can transport residents to downtown Boston in 20 minutes. Residents will also have access to nearby hiking trails and retail.

“The 63 units of affordable housing at Gateway North were built by union hands and with union pension capital,” said HIT representative Tom O’Malley. “The AFL-CIO Housing Investment Trust is proud to be a part of the team that brought this critically needed housing for working families to Lynn and a 100% union workforce to the North Shore.”

The HIT purchased $19.4 million of taxable bonds to help finance the $31 million construction of Gateway North. Gateway North is a fully integrated mixed income community comprised of income restricted, subsidized, and market rate units.

“The City of Lynn has encouraged the highest quality of work, and the result today is a lot of great new workforce housing that makes Lynn even greater,” said President of HUB Holding LLC Tom Bauer. “Gateway North residents have a walkable community featuring transportation access, education, recreation, and commerce. We believe living at [Gateway North] will bring joy and opportunity to the residents.”

The HIT hosted a worker appreciation lunch on the site in September 2017 to celebrate the union construction workers who built this project. For more information on Gateway North please visit the HIT’s project profile.

Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.